Exhibit 23

                             CONSENT OF INDEPENDENT ACCOUNTANTS

      WE CONSENT TO THE INCLUSION IN THIS ANNUAL REPORT ON FORM 10-KSB OF OUR REPORT DATED OCTOBER 22, 2002 ON OUR AUDIT OF THE FINANCIAL STATEMENTS OF INTERMOST CORPORATION AND ITS SUBSIDIARIES AS OF JUNE 30, 2001 AND FOR THE YEAR THEN ENDED.



                               BLACKMAN  KALLICK  BARTELSTEIN,  LLP
                               ------------------------------------
                               BLACKMAN  KALLICK  BARTELSTEIN,  LLP

      OCTOBER  17,  2002

      CHICAGO,  ILLINOIS